EXHIBIT 10.56
                                                                   -------------

                                AGREEMENT OF SALE


AGREEMENT OF SALE, made as of October 22, 2002, between CDKNet.com, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, New York, ("Seller"), and Universal Media Holdings, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Purchaser").


                              W I T N E S S E T H:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the assets of Seller, as set forth on Exhibits A1 and A2, annexed hereto, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. AGREEMENT TO SELL. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the business entity known as Diversified Capital Holdings, LLC, a/k/a Azure Capital, LLC including all of the assets thereof other than cash, certificates of deposit, securities, and cash equivalents, and the business entity known as CDKNet, LLC. (the "Assets" and the "Purchased Entities"), including without limitation the following:

           (a) the contracts and agreements described in Exhibit A-1 hereto (the "Contracts");

           (b) the other assets described in Exhibit A-2 hereto (the "Other Assets"); and

           (c) the goodwill of the business (the "Goodwill").



2. PURCHASE PRICE. The purchase price to be paid by Purchaser is Five Hundred Fifty Thousand Dollars ($550,000.00), payable as follows:

     (a) Five Hundred Fifty Thousand Dollars ($550,000.00) at the closing by the execution and delivery of a Promissory Note by Purchaser to Seller in said amount, substantially in the form of Exhibit B hereto (the "Promissory Note"), secured by a Security Agreement substantially in the form of Exhibit C hereto and UCC Financing Statements creating a security interest in the assets of the Business (the "Security Agreement").

     (b) If any investment holdings of the Purchased Entities are sold, or in the event that there are licensing revenues realized, then a minimum of FIFTY Percent (50%) of the proceeds must be paid to seller and applied on the outstanding balance of the Note, without any prepayment penalties such sums shall be paid prior to the issuance of any release of the security interests then existing on the Purchased Entities or Assets.

3. THE CLOSING. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 1 hereof and the delivery of the closing documents provided for in Article 4 hereof. The closing shall be held at the offices of Universal Media Holdings, Inc., 150 Broadhollow Road, Melville, New York 11747, at 10 A.M. on or about October 22, 2002 (the "closing date").

4. CLOSING DOCUMENTS. At the closing Seller shall execute and deliver to
Purchaser:

     (a) a Bill of Sale and Assignment of LLC Ownership Interests that is substantially in the form of Exhibit D hereto;

     (b) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Seller authorizing the sale of the Assets and the performance by Seller of its obligations hereunder;

     (c) an opinion of Seller's counsel, Michael S. Krome, P.C., dated as of the closing date, stating such counsel's opinion that: (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) Seller has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Seller and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Seller; and (v) except as may be set forth in this agreement, such counsel is not representing Seller in any suit, action or proceeding against Seller which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement; and

     (d) such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Assets to be transferred under this agreement

At the closing Purchaser shall execute and deliver to Seller:

           (a) the Promissory Note, Security Agreement and UCC Financing Statements provided for in Article 2 hereof;
           (b) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Purchaser authorizing the purchase of the Assets and the performance by Purchaser of its obligations hereunder;

           (c) An opinion of Purchaser's counsel, dated as of the closing date, stating such counsel's opinion that: (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) Purchaser has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Purchaser of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Purchaser and no further action or approval is required in order to constitute this agreement as the binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Purchaser of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Purchaser; and (v) except as may be set forth in this agreement, such counsel is not representing Purchaser in any suit, action or proceeding against Purchaser which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement

5. THE SECURITY AGREEMENT. The Security Agreement shall create a security interest in the goods, chattels and all other personal property included in this sale and all other personal property acquired after the closing by Purchaser and used in connection with the business, together with all proceeds thereof and all increases, substitutions, replacements and additions thereto.

Purchaser agrees to perfect the security interest of the Security Agreement by executing and delivering to Seller appropriate Financing Statements and extensions and renewals thereof, in accordance with the provisions of the Uniform Commercial Code, and all other instruments or documents as may be reasonably requested by Seller. All filing fees in connection therewith shall be paid by Purchaser.

6. WAIVER OF BULK TRANSFER REQUIREMENTS. The parties waive compliance with the bulk transfer provisions of the Uniform Commercial Code which may be applicable to this transaction. Seller agrees to indemnify Purchaser against all claims made by the creditors of Seller.

7. USE OF PURCHASE PRICE TO PAY ENCUMBRANCES. If there is any lien or encumbrance against the Assets, or anything else affecting this sale, which Seller is obligated to pay and discharge at the closing, Seller may use any portion of the balance of the purchase price to discharge it, or Seller may allow to Purchaser the amount thereof as a credit at the closing. Purchaser agrees to provide separate certified checks as reasonably requested to assist in clearing up these matters.

8. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

           (a) Seller is a corporation duly organized and validly existing under the laws of Delaware, and is duly qualified to do business in New York. Seller has full power and authority to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Seller and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Seller.
           (b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby.
           (c) Seller is the owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as may be set forth herein.
           (d) There are no violations of any law or governmental rule or regulation pending against Seller or the Assets.
           (e) There are no judgments, liens, suits, actions or proceedings pending against Seller or the Assets.
           (f) Seller has not entered into, and the Assets are not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Assets.
           (g) At the time of the closing, there will be no creditors of Seller.
           (h) The Contracts are in full force and effect and without any default by Seller thereunder. All copies of the Contracts provided by Seller to Purchaser are true and complete copies of the original Contracts. Seller is not indebted under any executory Contracts, except as may be set forth in Exhibit A-1 hereto.

9. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

           (a) Purchaser is a corporation duly organized and validly existing under the laws of Delaware, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser.
           (b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to consummate the transactions contemplated hereby.
           (c) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser or its property.

10. NO OTHER REPRESENTATIONS. Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any representation or warranty (expressed or implied) regarding the Assets or the business, or any matter or thing affecting or relating to this agreement, except as specifically set forth in this agreement. Seller shall not be liable or bound in any manner by any oral or written statement, representation, warranty, agreement or information pertaining to the Assets or the business or this agreement furnished by any broker, agent or other person, unless specifically set forth in this agreement. Purchaser has inspected the Assets, Purchaser agrees to take the Assets "as is" and in their present condition, subject to reasonable use, wear, tear and deterioration between now and the closing date.

11. CONDUCT OF THE BUSINESS. Seller, until the closing, shall:

           (a) conduct the business in the normal, useful and regular manner;
           (b) use its best efforts to preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller; and
           (c) give Purchaser and its duly designated representatives reasonable access to Seller's premises and the books and records of the business, and furnish to Purchaser such data and information pertaining to Seller's business as Purchaser from time to time reasonably may request.

Unless and until the closing shall take place, Purchaser shall hold in confidence all information obtained in connection with this agreement, and, if for any reason the closing shall not take place, Purchaser shall return to Seller all documents received hereunder.

12. EXPENSES BEFORE AND AFTER THE CLOSING. Except as otherwise provided in this agreement, Seller shall be liable for the payment of all bills for merchandise, goods and inventory delivered to the business before the closing; and Purchaser shall be liable for the payment of all bills for merchandise, goods and inventory delivered to the business after the date of the closing.

Seller shall be liable for the payment of all salaries, payroll deductions and taxes levied upon the employer in connection with the employee's work performed before the closing. Purchaser shall be responsible for the payment of all salaries, payroll deductions and taxes levied upon the employer in connection with the employee's work performed after the closing.

13. CONDITIONS TO CLOSING. The obligations of the parties to close hereunder are subject to the following conditions:

           (a) All of the terms, covenants and conditions to be complied with or performed by the other party under this agreement on or before the closing shall have been complied with or performed in all material respects.
           (b) All representations or warranties of the other party herein are true in all material respects as of the closing date.
           (c) On the closing date, there shall be no liens or encumbrances against the Assets, except as may be provided for herein.

If Purchaser shall be entitled to decline to close the transactions contemplated by this agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the conditions or other provisions of this agreement of which Purchaser shall have actual knowledge at the closing.

14. BROKERAGE. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby. Each of the parties shall indemnify and hold the other harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, pertaining to any broker, finder or other person with whom such party has dealt.

15. NOTICES. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written, or at such other addresses as they may designate by notice given hereunder.

16. SURVIVAL. The representations, warranties and covenant contained herein shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

17. FURTHER ASSURANCES. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

18. ENTIRE AGREEMENT. This agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof. This agreement has been entered into after full investigation. All prior oral or written statements, representations, promises, understandings and agreements of Seller and Purchaser are merged into and superseded by this agreement, which alone fully and completely expresses their agreement.

19. CHANGES MUST BE IN WRITING. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

20. CAPTIONS AND EXHIBITS. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

21. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York. If any provisions of this agreement shall be unenforceable or invalid, such unenforceability or invalidity shall not affect the remaining provisions of this agreement.

22. BINDING EFFECT. This agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser. Upon such execution and delivery, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.



                                  CDKNET, INC.

                                  By  /s/ Andrew Schenker
                                     ------------------------------
                                     President



                                  UNIVERSAL MEDIA HOLDINGS, INC.

                                  By  /s/ James W. Zimbler
                                     ------------------------------
                                     President

                                   EXHIBIT A-1

                                    CONTRACTS


Licensing Agreements and Intellectual Property as follows:

Technology License Agreement between CDKnet.com, Inc., ValueFlash.com Incorporated, and Elbit Limited dated June 13, 2001.

                                   EXHIBIT A-2

                          OTHER ASSETS AND LIABILITIES


Assets of Diversified Capital Holdings, LLC., as listed herein:

Debt Instruments in:

Panama Industries, Ltd.
Dominix, Inc.
Augrid of Nevada, Inc.



Other Assets:



Assets of CDKNet, LLC, not already listed:

CD Duplication equipment with Capital Collateral Account


Liabilities of Diversified Capital Management, LLC and CDKNet, LLC:

Note on CD Duplication equipment